CORPORATE PROFILE CONVENIENCE AUTOMOTIVE RETAIL FEBRUARY 2023 Exhibit 99.1

SAFE HARBOR STATEMENTS Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Unknown or unpredictable factors could have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this presentation, all financial data is for the quarter and year ended December 31, 2022, and all portfolio data is as of December 31, 2022. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), which the Company uses as supplemental measures of its performance. As previously disclosed, beginning with its results for the quarter and year ended December 31, 2021, the Company updated its definition of AFFO to include adjustments for stock-based compensation and amortization of debt issuance costs. The Company believes that conforming to this market practice for calculating AFFO improves the comparability of this measure of performance to other net lease REITs. Please refer to the Definitions and Reconciliations section of this presentation for additional information and complete reconciliations between each of these non-GAAP financial measures and the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. Other The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein and does not make any representation or warranty as to the accuracy or completeness of the information contained in this presentation. 2

TABLE OF CONTENTS Corporate Profile Company Page 4 Portfolio 9 Capabilities 15 Corporate 21 Supplemental Information 25 Definitions and Reconciliations 32 3

Company

GETTY AT A GLANCE 5 Note: Enterprise Value based on market value of common equity as of February 17, 2023 and net debt as of December 31, 2022. Portfolio data as of December 31, 2022. $2.3 billion Enterprise Value 1,039 Properties 38 States + DC BBB- Fitch Rated WE INVEST IN FREESTANDING, SINGLE TENANT PROPERTIES WHERE CONSUMERS SPEND MONEY IN THEIR CARS OR ON THEIR CARS Net Lease REIT specializing in Convenience and automotive retail real estate Convenience Automotive Retail

6 Note: Portfolio Snapshot as of December 31, 2022. Financial Snapshot as of December 31, 2022, except Dividend Yield as of February 17, 2023. ABR = annual base rent. WALT = weighted average lease term. FINANCIAL SNAPSHOT $154 MILLION ABR 1.6% ANNUAL RENT ESCALATIONS 3.9x FIXED CHARGE COVERAGE 5.1x NET DEBT/ EBITDA 5.0% DIVIDEND YIELD 8.8 YEARS WALT 71% CORNER LOCATIONS 2.7x TENANT RENT COVERAGE 65% TOP 50 MSAs PORTFOLIO SNAPSHOT 99.8% OCCUPIED INVESTMENT HIGHLIGHTS STABLE PORTFOLIO OF ESSENTIAL USE ASSETS WITH ATTRACTIVE GROWTH OPPORTUNITIES Durable Rental Income Essential, e-commerce and recession resistant, retail businesses Established national and regional tenants operating multi-store platforms Versatile Real Estate in Major Markets Freestanding properties on corner locations in high density metro areas Emphasis on accessibility, population trends and potential for alternate use Incremental Investment Opportunities Fragmented sectors and institutional capital flows driving transaction activity Sale leaseback and development funding aligns with tenant “buy & build” strategies Well Positioned Balance Sheet Ample liquidity, moderate leverage, unencumbered assets Facilitates growth, mitigates risk and maximizes flexibility

2022 UPDATE 7 STEADY EXECUTION, INCLUDING CONTINUED PORTFOLIO DIVERSIFICATION AND EARNINGS GROWTH, IN A UNIQUELY CHALLENGING YEAR Note: Portfolio and Balance Sheet data as of December 31, 2022. 1) While the Company has fully executed agreements for each transaction, the timing and amount of each investment is ultimately dependent on its counterparties and the schedules under which they are able to complete development projects and certain business acquisitions for which the Company is providing sale leaseback financing. 2) Includes $8 million of 1031 disposition proceeds held in escrow. INVESTMENT ACTIVITY PORTFOLIO Acquired 40 properties for $137.3 million, including 16 car wash properties, nine convenience stores, 14 auto service centers, and one drive-thru quick service restaurant Funded development advances totaling $20.2 million for nine new-to-industry car wash properties and three new-to-industry convenience stores Commenced rent on two redevelopment projects, including a new Murphy’s USA convenience store and a new Chase drive-thru bank Committed investment pipeline of more than $110.0 million for the acquisition and development of 29 convenience stores, auto service centers, and car wash properties (1) 99.8% occupied Full, normalized rent collections 2.7x tenant rent coverage BALANCE SHEET $17 million cash (2) + $118 million forward equity + $230 million Revolver capacity 5.1x net debt / EBITDA $125 million 10-year unsecured notes funded in January 2023 at 3.65% EARNINGS Increased FY2022 AFFO by 7.9% to $102.5 million, and AFFO per share by 2.9% to $2.14 Increased quarterly dividend by 4.9% to $0.43 per share in Q4 2022

PLATFORM CAPABILITIES PROFITABILITY Expanding investment opportunities Improving access to and cost of capital Increasing profit margins Growing AFFO and dividends per share BUSINESS PLAN EXECUTION 8 Expanding OUR PLATFORM, Growing our Portfolio AND Increasing PROFITABILITY 5.4% CAGR 16.1 % pts Broadened Investment Strategy Targeting assets across the full spectrum of Convenience and Automotive Retail real estate Complementing core sale leaseback activity with development funding, acquisition of existing leases and redevelopment of owned properties PORTFOLIO GROWTH* Entering new geographic markets Enhancing portfolio composition Acquired 343 properties for $868 million Added 16 states to national footprint and 39 new tenant relationships Completed 26 redevelopments at 17% incremental yields * Portfolio Growth reflects activity from January 1, 2016 through December 31, 2022. Average Acquired Property  2016 2016  Change Sq. Ft. 2,234 3,599 ▲ 61% Acres 0.78 1.23 ▲ 58% Rent $131K $178K ▲ 36% Capital Enhancements Upsized ATM program to $250 million BBB- investment grade rating with stable outlook from Fitch

PORTFOLIO

REAL ESTATE 10 FREESTANDING PROPERTIES OFFERING ESSENTIAL GOODS AND SERVICES TIED TO CONVENIENCE & AUTOMOBILITY CONVENIENCE & AUTOMOTIVE RETAIL REAL ESTATE RETAIL SECTORS Convenience & Gas Car Wash Auto Service Tire & Battery Oil & Maintenance Auto Parts Drive Thrus REAL ESTATE ATTRIBUTES 3,000 - 5,000 SF buildings 1 - 2 acre sites Corner locations Signalized intersections High traffic counts Strong retail corridors Alternate use potential PORTFOLIO COMPOSITION Note: Portfolio Composition based on ABR as of December 31, 2022.

INDUSTRY 11 RESILIENT CONVENIENCE STORES CONTINUE TO EVOLVE WITH INCREASINGLY SOPHISTICATED RETAIL OPERATIONS Note: All data and charts sourced from the NACS State of the Industry Report of 2021 data. 1) Represents percent of convenience shoppers with e-commerce memberships. COMMENTARY Multi-store operators expanding brands thru consolidation and new-to-industry stores drives Getty investment opportunities Long-term track record of consistent inside sales growth Improving profitability through expanded foodservice and higher margin product offerings, loyalty and rewards programs, and increased fuel margins buoyed by dynamic pricing Foodservice sales increased 18.6% in 2021 vs. 2020 Loyalty program participation more than doubled since 2019 C-STORE INSIDE SALES $ Billions Iran Oil Embargo Savings & Loan Crisis Dot-com bubble & 9/11 Great Recession 6.1% CAGR COVID-19 C-STORE TRENDS FUEL MARGINS Loyalty Membership (1) Cents per Gallon (cpg) 17.1 avg. cpg 25.3 avg. cpg Gross Profit Margins

INDUSTRY 12 LARGE AND GROWING BASE OF VEHICLES IN OPERATION Supports THE BROADER AUTOMOTIVE RETAIL SECTOR Note: All data sourced from the 2023 Autocare Factbook. Automotive Maintenance includes oil and lubricants, brakes, tires, transmission, heating and cooling, electrical, mechanical and exhaust, as well as body, paint and interior repair and glass replacement. COMMENTARY Highly fragmented growth industries provide breadth of investment opportunities for Getty Demand for auto care and maintenance generally needs based and resistant to economic downturns Total number of vehicles in operation and average vehicle age are key factors supporting sector performance Multi-store operators using brand awareness, membership programs and enhanced technology to improve profitability VEHICLES IN OPERATION AVERAGE VEHICLE AGE Millions Years INDUSTRY SALES GROWTH Automotive Maintenance Car Wash

LOCATIONS 13 NATIONAL FOOTPRINT WITH CONCENTRATIONS IN HIGH DENSITY METROPOLITAN AREAS 1,039 FREESTANDING Properties 38 States + D.C. 71% CORNER LOCATIONS 65% TOP 50 MSAs Rank Metro Area % of ABR Top 50 MSA 1 New York City 17%  2 Washington D.C. 8%  3 Boston 5%  4 Columbia, SC 4% 5 Denver 3%  6 Kansas City 3%  7 Las Vegas 3%  8 Worcester, MA 2% 9 Poughkeepsie, NY 2% 10 San Antonio 2%  11 Austin 2%  12 Phoenix 2%  13 Los Angeles 2%  14 Dallas-Fort Worth 2%  15 Charlotte 2%  Other 41% Note: All data as of December 31, 2022. % of ABR 19% 0%

# TENANTS AND LEASES

## INSTITUTIONAL OPERATORS PRIMARILY UNDER UNITARY LEASES

37 → 866 → 85%

UNITARY LEASES · PROPERTIES · OF TOTAL ABR

1.6% ANNUAL RENT ESCALATIONS

2.7x TENANT RENT COVERAGE

91% FINANCIAL REPORTING [(1)]

8.8 YEARS WALT

| Tenant | Sector | Sector Rank [(2)] | % of ABR |
|---|---|---|---|
| Global | C&G | 26 | 13.8% |
| ARKO | C&G | 6 | 13.5% |
| United Pacific | C&G | 16 | 11.1% |
| CPD Energy | C&G | 105 | 8.3% |
| GO | Car Wash | 8 | 7.6% |
| Nouria Energy | C&G | 47 | 6.2% |
| CrossAmerica | C&G | 32 | 4.6% |
| Applegreen | C&G | 34 | 4.3% |
| Capitol Petroleum | C&G | n/a | 3.5% |
| Transit Energy | C&G | 65 | 2.9% |

| Tenant | Sector | Sector Rank [(2)] | % of ABR |
|---|---|---|---|
| Zips | Car Wash | 3 | 2.3% |
| BP | C&G | 7 | 2.0% |
| WhiteWater Express | Car Wash | 11 | 1.6% |
| Aloha | C&G | 87 | 1.5% |
| 7-Eleven | C&G | 1 | 1.5% |
| Fikes | C&G | 35 | 1.3% |
| Circle K | C&G | 2 | 1.3% |
| Valvoline | Auto Service | 2 | 1.3% |
| Splash | Car Wash | 22 | 0.9% |
| Team Car Care | Auto Service | 1 | 0.5% |

*Note: All data except Sector Rank as of December 31, 2022.*

1) *Includes 65% of ABR subject to site level reporting requirements and an additional 26% of ABR subject to public company reporting requirements.*

2) *Refers to "CSP 's Top 202 Convenience Stores of 2022", a ranking of the largest convenience store chains by U.S. store count, "CP Top 100", a ranking of the largest conveyer car washes by number of locations, or "National Oil and Lube News – Tops 2021", a ranking of the largest oil and lube shops by number of locations.*

Getty Realty

14

CAPABILITIES

# INVESTMENT APPROACH

## MACRO PERSPECTIVES SUPPORTED BY COMPREHENSIVE TRANSACTION UNDERWRITING AND LEASE STRUCTURING

Automobility is power agnostic and remains the dominant form of consumer transportation

Mobile consumers increasingly prioritize convenience, service and speed

Convenience & automotive retailers are essential businesses, and e-commerce & recession resistant

Markets experiencing population and traffic growth realize increased consumer demand

Institutional consolidation of fragmented sectors creates transaction opportunities

Versatile real estate retains land value and provides alternate use potential

### TRANSACTION UNDERWRITING

- Real estate attributes
- Market characteristics
- Site level financial analysis
- Tenant credit analysis
- Environmental due diligence

### LEASE STRUCTURING

- Triple net leases
- Unitary agreements
- Annual rent escalations
- Site level financial reporting
- Environmental indemnification

Getty Realty

16

PLATFORM 17 BROAD CAPABILITIES, TARGETED INVESTMENTS ACQUISITIONS Sale leasebacks Forward purchases Programmatic relationships Marketed transactions FULL SERVICE REAL ESTATE COMPANY SPECIALIZING IN CONVENIENCE AND AUTOMOTIVE RETAIL PROPERTIES REDEVELOPMENT Single tenant retail Ground leases Build to suit Other alternate uses FINANCING Development funding Mortgage loans Seller financing Capital improvements ASSET MANAGEMENT Portfolio optimization Dispositions Leasing Ancillary income EXPERIENCED TEAM OF REAL ESTATE AND PUBLIC COMPANY PROFESSIONALS, INCLUDING IN HOUSE LEGAL AND ENVIRONMENTAL EXPERTISE

ACQUISITIONS 18 ACQUIRED 343 PROPERTIES FOR $868 MILLION SINCE January 2016… Property Type: Car Wash Transaction Value: $44 million Transaction Type: Sale Leaseback # OF Properties: 10 Geography: Austin, TX Lease Term: 15.0 years Rent Escalations: 1.5% annual Property Type: Convenience & Gas Transaction Value: $36 million Transaction Type: Sale Leaseback # OF Properties: 6 Geography: Las Vegas, NV Lease Term: 20.0 years Rent Escalations: 2.0% annual

ACQUISITIONS 19 …ENHANCING TENANT, PROPERTY TYPE AND GEOGRAPHIC DIVERSIFICATION Property Type: Auto Service Transaction Value: $21 million Transaction Type: Sale Leaseback # OF Properties: 13 Geography: North Carolina Lease Term: 15.0 years Rent Escalations: 10% / 5 years Property Type: Car Wash Transaction Value: $10 million (to date) Transaction Type: Development Funding # OF Properties: 6 (to date) Geography: Jacksonville, FL + Raleigh, NC + Washington, D.C. Lease Term: 15.0 years Rent Escalations: 1.75% annual

REDEVELOPMENT 20 COMPLETED 26 PROJECTS TOTALING $16.8 million AT A 17% INCREMENTAL YIELD CURRENT PIPELINE INCLUDES FOUR PROJECTS TOTALING ~$5.3 MILLION of NEW INVESTMENT WITH ESTIMATED COMPLETIONS SCHEDULED FOR 2023-2024 RENT COMMENCEMENT: Q3 2022 Property Type: Drive Thru Retail DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.7 million INCREMENTAL yield: 8% Geography: Boston, MA Redevelopment rendering RENT COMMENCEMENT: Q4 2022 Property Type: Convenience & Gas DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.4 million INCREMENTAL yield: 28% Geography: Dallas, TX

Corporate

BALANCE SHEET 22 AMPLE LIQUIDITY AND FLEXIBLE CAPITAL STRUCTURE SUPPORT PORTFOLIO GROWTH Objectives Note: All data as of December 31, 2022, except Debt to Total Capitalization and Summary Capital Structure based on market value of common equity as of February 17, 2023. 1) Includes $8 million of 1031 disposition proceeds held in escrow. 2) Pursuant to the private placement of unsecured notes completed by the Company in February 2022, the Company issued $125 million of 3.65% notes in January 2023 and used a portion of the proceeds to repay in full the $75 million of 5.35% Series B Notes due in June 2023. ACCESS TO CAPITAL $17 million cash (1) $118 million forward equity $230 million Revolver capacity CAPITAL STRUCTURE Low to moderate leverage 100% unencumbered assets Long-term, fixed-rate permanent debt Well-laddered debt maturities 38% DEBT TO TOTAL ASSET VALUE 5.1x NET DEBT TO EBITDA 6.1 years WTD. AVG. DEBT MATURITY BBB- FITCH RATED 4.1% WTD. AVG. DEBT COST DEBT MATURITY SCHEDULE ($M) SUMMARY CAPITAL STRUCTURE 30% DEBT TO TOTAL CAPITALIZATION 3.9x FIXED CHARGE COVERAGE (2)

CORPORATE RESPONSIBILITY 23 COMMITTED TO GOOD CORPORATE CITIZENSHIP AND BUSINESS PRACTICES THAT SERVE ALL OF OUR STAKEHOLDERS ENVIRONMENTAL PRACTICES CORPORATE GOVERNANCE We place a high priority on the protection of our assets and the environment Our team includes environmental experts who conduct extensive due diligence and monitor on-going compliance Our tenants are responsible for the environmental impact of their operations, and are required to maintain insurance and comply with applicable regulations We maintain an actively-managed program to oversee legacy environmental remediation for which we are responsible We emphasize sustainability efforts at our corporate headquarters We support and encourage our tenants’ sustainability initiatives SOCIAL RESPONSIBILITY Please SEE OUR 2022 CORPORATE RESPONSIBILITY REPORT AT www.gettyrealty.com/corporate-responsibility We believe that our people are the foundation of our success We aim to foster a diverse and inclusive work environment Women currently comprise 50% of our full-time team Our employee benefits include robust healthcare, commuter, profit sharing and wellness programs We promote and fund professional development opportunities Our Business Conduct Guidelines and Employee Handbook govern our professional conduct and ethics Our headquarters adheres to health and safety best practices We are dedicated to maintaining high standards for corporate governance predicated on integrity and transparency Our Board is comprised of 83% independent directors, including an independent Chairman We are committed to broadening the diversity composition of our Board We hold annual elections for all directors Our Board maintains a significant equity investment in our Company Our Board has delegated oversight of our ESG efforts to our Nominating & Corporate Governance Committee, and oversight of enterprise risk management to our Audit Committee

24 SUMMARY WE INVEST IN FREESTANDING, SINGLE TENANT PROPERTIES WHERE CONSUMERS SPEND MONEY IN THEIR CARS OR ON THEIR CARS Convenience Automotive Retail DURABLE RENTAL INCOME Versatile Real Estate in Major Markets Well Positioned Balance Sheet Incremental Investment Opportunities STABLE PORTFOLIO OF ESSENTIAL USE ASSETS WITH ATTRACTIVE GROWTH OPPORTUNITIES

SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL

LEASE EXPIRATIONS 26 Note: All data as of December 31, 2022. LEASE EXPIRATION SCHEDULE (% of ABR) 99.8% occupied 8.8 years WALT

TENANT REPORTING & RENT COVERAGE 27 Note: Site level rent coverage as of December 31, 2022 is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. 1) Tenants subject to site level reporting requirements, but data is not yet available. TENANT REPORTING & RENT COVERAGE (% of ABR) 65% site level reporting 2.7x tenant rent coverage Site level reporting

RENT ESCALATIONS 28 Fixed = 89.0% CPI = 9.7% RENT ESCALATIONS (% of ABR) 99% subject to rent escalation 1.6% annualized rent escalation rate Note: All data as of December 31, 2022.

REDEVELOPMENT ACTIVITY 29 Note: No assurance can be given that redevelopment projects will be completed in the time or on the budget expected, or at all. 1) Total investment includes development costs, termination/recapture fees, leasing commissions and other costs, as applicable. In-Progress Redevelopments ($000s) Market Property Type Anticipated Total Investment (1) Investment as of 12/31/2022 Expected Completion Austin, TX Convenience & Gas $ 1,609 $ 402 2023 New York, NY Auto Parts 1,322 708 2023 Providence, RI Drive Thru QSR 1,985 202 2024 Total Active Projects $ 4,916 $ 1,312 Pipeline Auto Parts 387 28 2023 Total In-Progress Activity $ 5,303 $ 1,340 Recent Rent Commencements ($000s) Market Property Type Total Investment (1) Incremental Rental Income Rent Commencement Dallas, TX Convenience & Gas $ 352 $ 100 Q4 2022 Boston, MA Drive Thru Retail 704 59 Q3 2022 Harker Heights, TX Convenience & Gas 331 110 Q4 2021 Dallas, TX Convenience & Gas 654 100 Q4 2021 Boston, MA Other Retail 91 76 Q3 2021 Dallas, TX Convenience & Gas 335 86 Q3 2021 Baltimore, MD Convenience & Gas 67 48 Q3 2021 Total Rent Commencements $ 2,534 $ 579

Revenues from rental properties AND PROPERTY COSTS 30 Revenues from Rental Properties Property Costs 1) Includes minimum base rental payments due under operating and direct financing leases. 2) Includes variable rental payments from percentage rents, fuel income and other ancillary income, as applicable.

31 Note: Dollars in millions. All data as of December 31, 2022, except market value of common equity as of February 17, 2023. 1) Pursuant to the private placement of unsecured notes completed by the Company in February 2022, the Company issued $125 million of 3.65% notes in January 2023 and used a portion of the proceeds to repay in full the $75 million of 5.35% Series B Notes due in June 2023. REVOLVER Maturity Fixed Rate Amount June 2023 (1) 5.35% $ 75.0 February 2025 4.75% 50.0 June 2028 5.47% 100.0 September 2029 3.52% 125.0 November 2030 3.43% 175.0 February 2032 3.45% 100.0 Total $ 625.0 Unsecured notes DEBT AND CREDIT METRICS Capacity / drawn $300.0 / $70.0 Pricing Adj. SOFR + 130 bps Maturity October 2025 Extensions Two 6-month CREDIT AGREEMENT METRICS & COVENANTS Total Asset Value $ 1,935.7 Total Consolidated Indebtedness 737.5 EBITDA 132.8 Covenant Actual Maximum Consolidated Leverage 60% 38% Minimum Fixed Charge Coverage 1.5x 3.9x CAPITALIZATION and LEVERAGE Market value of common equity $ 1,621.3 Total debt outstanding 695.0 Total capitalization $ 2,316.3 Cash & equivalents (8.7) Enterprise value $ 2,307.6 Total debt to total capitalization 30% Net debt / EBITDA 5.1x EBITDA RECONCILIATION

DEFINITIONS AND RECONCILIATIONS CONVENIENCE AUTOMOTIVE RETAIL

Non-GAAP Financial Measures 33 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO). In addition to measurements defined by accounting principles generally accepted in the United States of America (“GAAP”), the Company also focuses on Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) to measure its performance. As previously disclosed, beginning with its results for the quarter and year ended December 31, 2021, the Company updated its definition of AFFO to include adjustments for stock-based compensation and amortization of debt issuance costs. The Company believes that conforming to this market practice for calculating AFFO improves the comparability of this measure of performance to other net lease REITs. FFO and AFFO are generally considered by analysts and investors to be appropriate supplemental non-GAAP measures of the performance of REITs. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Neither FFO nor AFFO represent cash generated from operating activities calculated in accordance with GAAP and therefore these measures should not be considered an alternative for GAAP net earnings or as a measure of liquidity. These measures should only be used to evaluate the Company’s performance in conjunction with corresponding GAAP measures. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net earnings before (i) depreciation and amortization of real estate assets, (ii) gains or losses on dispositions of real estate assets, (iii) impairment charges, and (iv) the cumulative effect of accounting changes. The Company defines AFFO as FFO excluding (i) certain revenue recognition adjustments (defined below), (ii) certain environmental adjustments (defined below), (iii) stock-based compensation, (iv) amortization of debt issuance costs, and (v) other non-cash and/or unusual items that are not reflective of the Company’s core operating performance. Other REITs may use definitions of FFO and/or AFFO that are different than the Company’s and, accordingly, may not be comparable. The Company believes that FFO and AFFO are helpful to analysts and investors in measuring the Company’s performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the core operating performance of the Company’s portfolio. Specifically, FFO excludes items such as depreciation and amortizations of real estate assets, gains or losses on dispositions of real estate assets, and impairment charges. With respect to AFFO, the Company further excludes the impact of (i) deferred rental revenue (straight-line rent), the net amortization of above-market and below-market leases, adjustments recorded for the recognition of rental income from direct financing leases, and the amortization of deferred lease incentives (collectively, “Revenue Recognition Adjustments”), (ii) environmental accretion expenses, environmental litigation accruals, insurance reimbursements, legal settlements and judgments, and changes in environmental remediation estimates (collectively, “Environmental Adjustments”), (iii) stock-based compensation expense; (iv) amortization of debt issuance costs and (v) other items, which may include allowances for credit losses on notes and mortgages receivable and direct financing leases, losses on extinguishment of debt, retirement and severance costs, and other items that do not impact the Company’s recurring cash flow and which are not indicative of its core operating performance. The Company pays particular attention to AFFO which it believes provides the most useful depiction of the core operating performance of its portfolio. By providing AFFO, the Company believes it is presenting information that assists analysts and investors in their assessment of the Company’s core operating performance, as well as the sustainability of its core operating performance with the sustainability of the core operating performance of other real estate companies. For a tabular reconciliation of FFO and AFFO to GAAP net earnings, see the table captioned “Reconciliation of Net Earnings to Funds From Operations and Adjusted Funds From Operations” included herein.

Other Metrics and Definitions 34 Annual Base Rent (ABR). Contractually specified annual base rent in effect for all leases that have commenced as of the date noted, including those accounted for as direct financing leases. Annual Rent Escalations. Weighted average contractual rent increases per year under the terms of in-place leases, weighted by ABR. Automobility. Automobiles as the major means of transportation. Credit Agreements. Refers to (i) the amended and restated credit agreement governing the Revolver and (ii) the amended and restated note purchase and guarantee agreements governing the Company’s senior unsecured notes. Debt to Total Asset Value. The ratio of (a) Consolidated Total Indebtedness to (b) Total Asset Value, each as defined in the Credit Agreements. Debt to Total Capitalization. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, to (b) the sum of total outstanding debt and the market value of the Company’s common stock as of the date noted. Fixed Charge Coverage. The ratio of (a) EBITDAR to (b) fixed charges, as defined and described, respectively, in the Credit Agreements. Incremental Yield. For redevelopment projects, the amount of incremental rent generated by the redeveloped property divided by the capital investment required to complete the project. Net Debt to EBITDA. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, minus cash and equivalents, to (b) EBITDA, as defined in the Credit Agreements. MSAs. Core Based Statistical Areas as defined by United States Office of Management and Budget. The Company uses MSAs to define the geographic markets in which it operates. Revolver. The Company’s $300 million unsecured revolving credit facility. Tenant Rent Coverage. Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. Weighted Average Lease Term (WALT). The remaining lease term of all in-place leases as of the date noted, weighted by ABR.

Reconciliation of Net Earnings to FFO and AFFO 35 1) Net earnings and FFO for the three and twelve months ended December 31, 2022 included credits of $5,576 and $22,193, respectively, related to the removal of environmental remediation obligations at certain properties. 2) Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. See the Company’s earnings release filed on Form 8-K on February 22, 2023 for additional information.

Getty Realty Corp. 292 Madison Avenue 9th Floor New York, NY 10017 646-349-6000 CONVENIENCE AUTOMOTIVE RETAIL